SUPPLEMENT DATED JANUARY 16, 2020
to
PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
VARIABLE ACCOUNT G

This supplement contains information about the BNY Mellon Variable Investment Fund - Quality Bond Portfolio (the “Portfolio”) that is available as an investment option under your Policy.

The Board of Trustees of BNY Mellon Variable Investment Fund has approved a plan of liquidation pursuant to which the Portfolio will be liquidated on or about April 30, 2020 (the “Liquidation Date”).

In anticipation of the liquidation, the Portfolio will be closed to new allocations at the close of business on March 31, 2020.

If you currently have any Account Value allocated to the Quality Bond Portfolio Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Policy, or to the Fixed Account, if available, will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (888) 594-2654 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Variable Account Value remaining in the Quality Bond Portfolio Sub-Account will be automatically transferred to the MFS U.S. Government Money Market Portfolio Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any optional programs such as Dollar-Cost Averaging or Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Quality Bond Portfolio Sub-Account will continue with the MFS U.S. Government Money Market Portfolio Sub-Account as the replacement.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.